UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 6, 2014

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)      Not applicable

(b)      Not applicable

(c)      Not applicable

(d)      Not applicable

(e)      On May 6, 2009, the shareholders of Home Bancorp, Inc. (the “Company”), the holding company for Home Bank (the “Bank”), approved the Company’s 2014 Equity Incentive Plan (“Equity Incentive Plan”). Pursuant to the terms of the Equity Incentive Plan, up to 350,000 shares of our common stock have been reserved for awards, including stock options and restricted stock, which may be granted to employees and non-employee directors of the Company and the Bank.

For additional information, reference is made to the Equity Incentive Plan, which is included as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)      An Annual Meeting of Shareholders of the Company was held on May 6, 2014.

(b)      There were 7,099,414 shares of common stock of the Company eligible to be voted at the Annual Meeting and 6,208,928 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors for a three-year term and one director for a one-year term:

	Term	For	Withheld	Broker Non-votes
Paul J. Blanchet, III	3	5,006,228	78,261	1,124,439
Marc W. Judice	3	5,004,253	80,236	1,124,439
John W. Bordelon	1	4,753,794	330,695	1,124,439

2.	To approve the Home Bancorp, Inc. 2014 Equity Incentive Plan.

For	Against	Abstain	Broker Non-votes
4,530,662	515,535	40,485	1,122,246

3.	To ratify the appointment of Porter Keadle Moore, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain
6,181,434	-	27,494

At the annual meeting, the shareholders of the Company elected each of the nominees as director, adopted the Home Bancorp, Inc. 2014 Equity Incentive Plan and adopted the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

(c)      Not applicable

(d)      Not applicable

ITEM 9.01	Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
10.1	Home Bancorp, Inc. 2014 Equity Incentive Plan (1)

(1)      Incorporated by reference to the definitive proxy statement filed by Home Bancorp, Inc. with the SEC on April 3, 2014 (File No. 1-34190).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 7, 2014	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Chief Financial Officer